Q2 2026

Earnings & Corporate Update

Second quarter results, the distribution we built, and what comes next.

Henry McPhie Co-Founder & Chief Executive Officer

Christine Plummer Chief Financial Officer

Disclaimers

GENERAL

This presentation has been prepared by Streamex Corp., a Delaware corporation ("Streamex" or the "Company"), and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date of this presentation. For any time after the date of this presentation, the information, including, but not limited to, information concerning the Company's business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create an implication that there have been no changes in the Company's affairs after the date of this presentation.

NOTE ON FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, the expected ability of Streamex Ltd. to execute on its business plan and develop, utilize and commercialize Blockchain technology to bring to market a stablecoin offering investors exposure to spot price of gold plus yield; access to U.S. tax-advantaged retirement accounts and timing of integration of U.S. tax-advantages retirement accounts; our attestation track record; the annual reserve e revenue with respect to GLDC; timing of our silver launch; timing of opening the pre-deposit vault for GLDC launch; the expected capabilities of the Streamex platform, including Streamex Ltd., to deliver functionality that provides clients with access to on-chain tools to facilitate the design and instantiation of tokenized structured products and securitization of commodity opportunities and treasury management solutions, and that provides investor end-users with access to such opportunities and an ability to acquire and manage such products within their portfolio; the expected usefulness of Blockchain technology as a tool to ensure complete delivery of the on-chain commodity markets, tokenized commodity solutions and treasury management solutions; the expected ability of Streamex to leverage Blockchain technology to ensure the delivery of such solutions on the Streamex platform; the expected use cases and functionality of the tokenized structured products on the Streamex platform; the expected use cases and ability for the Streamex platform and related solutions to solve the pain-points in the incumbent financial services and investment environment within the gold and commodities markets; the expected emergence of a community of clients seeking Blockchain enabled financial services and products and investor end-users and investors within the Streamex ecosystem and Streamex's ability to execute on its expected solutions required to build and scale such a community; the ability of Streamex to further develop the Streamex platform in the manner and within the time frame currently expected; and Streamex's expected go-to-market strategy and timeline for growth, product development, market position and expansion. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "future", "likely", "may", "should", "will", or the negative of these terms, and similar expressions or variations of such words.

Although forward-looking statements in this presentation reflect good faith judgment of the Company's management, such statements can only be based on facts or factors currently known by the Company. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in, or anticipated by, the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, economic and financial conditions, including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets; volatility in the capital or credit markets; the impact of securities regulation on the ability of Streamex to create a financial and marketplace economy based on the currently intended business model; the adequacy of Streamex's working capital and other conditions which many affect Streamex's ability to achieve the expected growth, product development, market position and expansion; the level of demand and financial performance of online, Blockchain enabled financial services provider and the tokenized structures, tools and technology Streamex will deploy, and the growth of clients and users and Blockchain industries in general; changes in client and user demand; the ability of Streamex Ltd. to secure industrial leases with third parties and the ability for such lessee third parties to make lease payments; any developments and changes in laws and regulations, including increased regulation of Blockchain industry through legislative action and revised rules and standards applied by the applicable securities regulators; and disruptions to Streamex's technology network, including computer systems and software, as well as natural events such as severe weather, fires, floods and earthquakes or man-made or other disruptions of Streamex's operating systems, structures and equipment.

These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more complete description of these and other material risks and uncertainties can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the "SEC") and available at www.sec.gov. The Company cautions you not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation, except as required by law.

MARKET AND INDUSTRY DATA

Unless otherwise indicated, the economic and industry data contained in this Presentation is based upon information from independent industry and government publications. While Streamex believes this data to be reliable, market and industry data is subject to variation and cannot be verified due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. Streamex has not independently verified the accuracy or completeness of such information contained herein.

FINANCIAL INFORMATION

The financial information included in this presentation and other financial information about the Company can also be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and its Quarterly Report on Form 10-Q for the period ended June 30, 2026. The Company has prepared its financial statements with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information., and the SEC rules for interim financial reporting. Accordingly, the financial results in this presentation do not include all the information and footnotes for complete financial statements and should be read in conjunction with the consolidated financial statements of the Company and the accompanying notes thereto for the year ended December 31, 2025, and for the three and six months ended June 30, 2026. The results for interim periods do not necessarily indicate the results that may be expected for any interim period or for the full year.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this presentation, including liquidity. Generally , a non-GAAP financial measure is a numerical measure of a company's performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP.

We define liquidity as the sum of cash and cash equivalents, marketable securities, digital assets, physical gold, and the Company's investment in Metalayer, in each case as reported on the unaudited condensed consolidated balance sheet at June 30, 2026. It is not a substitute for cash and cash equivalents determined in accordance with GAAP, and it includes assets that are subject to loan, lock-up or other restrictions and that may therefore not be immediately available to fund operations.

Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents non-GAAP financial measures because it considers them to be an important supplemental measure of performance. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors evaluating the Company's financial and operational performance by providing a consistent basis of comparison across periods. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures provided in this presentation, including in the accompanying tables located on page 10 of this presentation.

Disclaimers Related to Past Performance Metrics

This presentation contains references to prior performance of certain asset classes and investment products, including physical gold bullion and gold ETFs. Such references are intended to inform investors about the potential differences in return that investing in GLDY could offer as compared to other products that seek to track the price of gold. Relying on these references to inform an investment decision does not come without risk, and investors should be aware that presentations of past performance are subject to, without limitation, the following risks:

Past Performance and Track Record

Past performance is not necessarily indicative, and is no guarantee, of future results. No assurance can be given that the GLDY Tokens will achieve their intended return or that investors will not lose all or a portion of their investment. Investment results may vary substantially over time as a result of market conditions, lease portfolio composition, fees and expenses, and other factors, many of which are unpredictable and beyond the control of Streamex.

Comparability and Differences from Prior Results

Any performance information presented herein may relate to one or more products, indices, accounts, or vehicles which may not be comparable to the GLDY Tokens. Differences in investment guidelines, risk constraints, use of leverage and derivatives, fees and expenses, portfolio composition, liquidity, market exposure, regulatory environments, tax status, inception dates, and duration of measurement periods can materially affect performance results and how such results may be displayed. Changes in investment personnel, research resources, service providers, risk management practices, or investment processes over time may also impact comparability. Performance achieved in a favorable market or interest-rate environment may not be repeated in a different or adverse environment.

Gross Versus Net Performance; Fees and Expenses

Performance results may be shown on a gross basis and may not reflect the deduction of management fees, performance-based compensation, carried interest, organizational expenses, brokerage commissions, transaction costs, financing costs, administrative and other operational expenses, taxes, and other fees that would reduce an investor's actual returns.

Realized Versus Unrealized Results; Valuation Risk

Performance figures may include unrealized gains and losses that are subject to change and may never be realized. Valuations of illiquid, thinly traded, privately held, or otherwise hard-to-value securities typically involve significant judgment and may be based on estimates, models, or third-party inputs that could prove inaccurate or incomplete. Differences in valuation methodologies, pricing sources, and timing can materially impact reported returns, net asset values, and other performance metrics. Realized results may differ materially from unrealized marks.

Hypothetical, Back-Tested, Target, and Model Performance

Track record information may be subject to selection bias, survivorship bias, backfill bias, and look-ahead bias. Any hypothetical, back-tested, target, projected, or model performance is inherently limited and prepared with the benefit of hindsight or assumptions that may not materialize. Such results do not reflect actual trading, liquidity constraints, market disruptions, economic cycles, behavioral responses, operational risks, or the impact of fees and expenses unless expressly stated. Hypothetical results are subject to numerous material limitations and should not be relied upon as an indication of the future performance of the GLDY Tokens. No representation is made that any investment or strategy will achieve returns or losses similar to those shown. Any comparisons to indices or benchmarks are provided for illustrative purposes only. Benchmark selection may be subjective.

Data Quality, Calculation Methods, and Revisions

Performance information may be derived from internal records, third-party administrators, custodians, pricing services, or other sources believed to be reliable, but no assurance is given as to accuracy, completeness, or timeliness. Different calculation methodologies, including time-weighted versus money-weighted returns, use of gross or net returns, treatment of cash and cash equivalents, and treatment of fees and expenses, can produce materially different results. Performance figures are subject to ongoing verification and may be restated or updated without notice.

No Reliance; Not Investment Advice

Any performance information is provided solely for illustrative and informational purposes and should not be relied upon as the basis for making an investment decision. The presentation of past performance does not constitute investment, legal, accounting, or tax advice, and does not constitute an offer to sell or a solicitation of an offer to buy any securities. Any such offer or solicitation will be made only pursuant to definitive offering materials, which should be reviewed carefully, including the risk factors and conflicts of interest, before investing.

Additional Disclosures for Marketing and Reporting

To the extent required by applicable law, performance presentations should clearly disclose whether results are gross or net of fees and expenses; the relevant inception dates and measurement periods; the inclusion or exclusion of cash; the material calculation methodologies and assumptions; and any material changes to strategy, personnel, service providers, valuation policies, or benchmarks over the periods presented. Investors should consider the full context of the presentation, including all footnotes and qualifying information, when evaluating performance.

AGENDA

What we'll cover today.

01 **Second quarter financial results**

Results, liquidity, cash runway, and capital structure.

Christine Plummer

02 **What we built this quarter**

The distribution partnerships signed in Q2, and what each one unlocks.

Henry McPhie

03 **GLDY Update**

Product performance, adoption, and how institutional allocation happens.

Henry McPhie

04 **GLDC – a new revenue line**

Permissionless gold on a productive reserve, and what it means for Streamex.

Henry McPhie

05 **The market we are building into**

Where tokenization is going, and why commodities are the prize.

Henry McPhie

06 **The next 90 days**

The specific things to hold us to.

Henry McPhie

Followed by Q&A. We collected the questions submitted ahead of the call and will work through them.

THE COMPANY

What Streamex is - and what it is not.

For anyone hearing our story for the first time.

STREAMEX IS

- A financial technology company that built and operates a tokenization platform for commodity capital markets
- The issuer of assets on that platform, retaining the economics rather than licensing them away
- Regulated-first: legal structure, third-party custody and independent attestation established before scale
- A recurring-revenue platform whose revenue scales with assets outstanding and trading volume

STREAMEX IS NOT

- A cryptocurrency company. We do not issue, trade or speculate in valueless cryptocurrencies
- A gold ETF. GLDY is a tokenized security with a yield mechanism, not a passive fund wrapper
- A mining or royalty company. We take no exploration, development or resource risk
- A single-product story. Gold is the first commercial proof of a repeatable platform

Nasdaq-listed · No debt · $41.8M total liquidity position at June 30, 2026 · Live and selling since February 2026

01

Second quarter financial results

Christine Plummer, Chief Financial Officer



Q2 2026 Highlights

Q2 FINANCIALS

- Gold lease income of $0.1m – the first income under the tokenized gold platform.
- Operating expenses decreased by $20.4M, or 57.1%, compared to Q1 2026[3]
- Net loss decreased by $32.2M, or 69.0%, compared to Q1 2026[3]
- Balance sheet remained strong
    - Debt-free balance sheet
    - Liquidity[1,2] position of $41.8M
    - Working capital of $32.8M
- Net decrease in cash of $14.7M for 1H 2026

GLDY Update

- External ownership of GLDY increased to 9.0%
- 27.30 oz's in dividends earned; First attestation completed.

PARTNERSHIP ECOSYSTEM LIVE

- Institutional partners across custody, distribution, liquidity, secondary markets, and derivatives

GLDC Update

- Launch expected in 2H 2026

$41.8 M
LIQUIDITY POSITION[1]

3,111.05 oz's
GLDY AUM
(as of 6/30/2026)

27.30 oz's
DIVIDENDS EARNED
(19.4 oz's paid in Q2 2026)

(1) Liquidity is a non-GAAP financial measure. For reconciliation of non-GAAP measures, please see page 10 of this presentation. (2) Liquidity is defined as the sum of cash and cash equivalents, marketable securities, digital assets, physical gold, and the Company's investment in Metalayer, in each case as reported on the unaudited condensed consolidated balance sheet at June 30, 2026. It is not a substitute for cash and cash equivalents determined in accordance with GAAP, and it includes assets that are subject to loan, lock-up or other restrictions and that may therefore not be immediately available to fund operations. (3) Q2 2026 results are compared with Q1 2026. The Company acquired Streamex Exchange Corporation on May 28, 2025, so the prior-year periods include only approximately one month of the acquired business and do not provide a meaningful basis for comparison. Prior-year comparatives are presented in the Company's Form 10-Q.

RESULTS

First gold lease income in the Company's history.

$146K
First gold lease income recognized

57.1%
Q2 2026 vs. Q1 2026 decline in Operating Expenses

$14,551K
Net loss, improved 69.0% when compared to Q1 2026

None
Total debt outstanding

$ thousands (unaudited)	Q2 2026	Q1 2026	1H 2026
Gold lease income	146	—	146
Loss from operations	(15,161)	(35,746)	(50,906)
Net loss	(14,551)	(46,694)	(61,245)
Net loss to common stockholders	(14,554)	(46,695)	(61,249)
Net decrease in cash	—	—	(14,711)

One thing to note. Q2 2026 results are compared with Q1 2026. The Company acquired Streamex Exchange Corporation on May 28, 2025, so the prior-year periods include only approximately one month of the acquired business and do not provide a meaningful basis for comparison. Prior-year comparatives are presented in the Company's Form 10-Q.

Unaudited, in thousands, per the Form 10-Q for the quarter ended 30 June 2026. Continuing operations.

Balance Sheet

Strong balance sheet allows the company to focus on growth rather than financing.

BALANCE SHEET SNAPSHOT $ in millions

	6/30/2026	3/31/2026
Current assets	**$34.5**	**$45.9**
Total assets	**$159.6**	**$173.3**
Current liabilities	**$1.7**	**$3.3**
Total liabilities	**$12.4**	**$14.0**
Total stockholders' equity	**$147.1**	**$159.2**
Debt	**None**	**None**
Working capital	**$32.8**	**$42.6**

Note: Working capital is current assets less current liabilities.

CAPITAL STRATEGY – Q2 2026

Objective: De-risk balance sheet, fund growth, and reposition capital toward digital asset infrastructure

Digital Assets

- Includes $6M of USDC, with $5M expected to be disbursed as a loan to Wintermute

Marketable Securities

- Decreased by $10.9M to primarily fund the $2M investment in Metalayer and $5M Wintermute loan

Gold-denominated receivable

- Recorded a receivable for in-kind lease yield and contractual revenue share for gold lease income recognized in Q2 2026 but not settled in Q2 2026

Investment in Metalayer

- Funded subscription for 2,000 non-voting shares of Metalayer Digital Fund I

ROU Assets and Lease Liabilities

- Entered into a non-cancelable operating lease for an office space in Winter Park, Florida

Capital redeployed into:

- Tokenized commodity infrastructure
- Digital asset ecosystem

What we hold, and what we can spend today.

$41.8M
Total liquidity position[1]

~$19.5M
Immediately available today

$32.8M	Working capital
None	Total debt
$147.1M	Total equity

Component	Amount	Available today
Cash and marketable securities	$18.5M	Yes
Digital assets	$6.0M	$1.0M
Total cash and investments	**$24.5M**	**~$19.5M**
Physical gold	$15.5M	Reserve inventory
Metalayer investment	$1.8M	From Sep 30, 2026
Total liquidity position	**$41.8M**	

Why the two numbers differ

- $5.0M of digital assets is on loan to Wintermute, returnable 365 days after the first day of GLDY trading
- Metalayer is locked; earliest redemption is September 30, 2026
- Physical gold is inventory backing the GLDY reserve

(1) Liquidity is a non-GAAP financial position. For reconciliation of non-GAAP measures, please refer to the above chart.

RUNWAY

Operating burn is falling as one-time costs roll off.

Monthly operating cash burn	$M
Q2 2026 actual	**1.6**
Less: accounting and other consulting services	(0.1)
Less: one-time personnel costs	(0.2)
Less: marketing costs	(0.2)
Q3 2026 expected run rate	**1.1**

Additional levers, none of which are assumed above

- Metalayer redemption available from September 30, 2026
- Monetization of the Company's GLDY holdings, consistent with our stated capital strategy
- Strategic alternatives process underway for the PURE EP™ patent portfolio

~18 months

on immediately available funds alone, at the expected run rate

~3 years

on the total liquidity position, at the expected run rate

Several shareholders asked us to put a number of years on this. That is the number — with no debt on the balance sheet.

The Q3 2026 figure is a forward-looking expected run rate derived by removing identified non-recurring items from a single quarter. It is not an actual result. See disclaimers.

CAPITAL

Capital structure and shareholder matters.

(Share counts are presented as of 6/30/2026)

112,622,795	**69,598,196**	**182,220,991**
Common shares outstanding	Exchangeable shares, 1:1	Fully diluted, incl. exchangeables

01 **Share repurchase program**

On July 1, 2026, the Board authorized the repurchase of up to 10,000,000 shares at a price not exceeding $2.00. No shares have been repurchased to date. Timing and execution remain at the Board's discretion and subject to trading restrictions.

02 **Internal control over financial reporting**

The material weaknesses disclosed in our 2025 Annual Report were not remediated as of 30 June 2026. They did not result in any identified misstatement and there were no changes to previously released results. Remediation is underway and we will report on it each quarter until it is closed.

03 **Independent accounting firm**

Effective July 8, 2026, the Audit Committee appointed EisnerAmper LLP, succeeding CBIZ CPAs P.C. There were no disagreements on accounting principles, financial statement disclosure, or auditing scope or procedure.

Share counts as of June 30, 2026, per the Form 10-Q.

02

The business

Henry McPhie, Co-Founder & Chief Executive Officer



Q2 IN REVIEW

We spent the quarter building distribution

Five partnerships and infrastructure collaborations signed since May

27 MAY	**Orca**	24/7 decentralized secondary liquidity infrastructure for tokenized securities, with GLDY as the inaugural asset. Compliance enforced automatically at the venue level, and a revenue-share stream back to Streamex.
29 JUN	**Siebert Financial + tZERO**	Brokers can now offer GLDY to their clients for trading on an SEC-registered ATS. Approximately $20 billion of network assets, and the first traditional brokerage channel into the product.
01 JUL	**EisnerAmper**	Our first independent reserve attestation, with monthly attestations since and an annual audit to come. This is the single most requested item in institutional diligence.
21 JUL	**Inspira Financial**	Qualified custody, so RIAs and wealth managers can hold GLDY inside the frameworks they already operate. $63 billion and more than eight million accounts.
23 JUL	**Wintermute**	Instant liquidity, 24 hours a day, 365 days a year, with roughly $12 million of seeded liquidity across institutional-grade venues. Settlement moved from T+2 to T+0.

DISTRIBUTION

The GLDY Access Network today.

We win by letting brokerages, custodians and retirement platforms offer our assets to their own clients.

Partner	What it unlocks	Scale	Status
Siebert Financial	Brokers can offer GLDY to their clients for custody and trading on tZERO	~$20bn network assets	Live
Inspira Financial	Qualified custody so RIAs and wealth managers hold GLDY in existing frameworks	$63bn+, 8m accounts	Live
tZERO	Regulated custody and trading on an SEC-registered ATS	National reach	Live
Orca	Permissioned 24/7 secondary venue with compliance enforced on-chain	~$12m seeded liquidity	Live
Wintermute	Instant liquidity, 24/7, 365	Settlement T+2 → T+0	Live
Coinbase Prime, Anchorage, BitGo	Institutional digital custody investors already trust	Three providers	Live
Equity Trust	Access for US tax-advantaged retirement accounts	359,000+ accounts, $72bn+	In progress

That takes the addressable opportunity from thousands of investors to millions — without us having to acquire a single one of them directly.

Partner detail per company disclosure and the Streamex press release of 29 July 2026. Asset and account figures are partner-reported.

ACCESS

You do not need to understand tokenization to own this.

Ways capital reaches GLDY today, none of which require the investor to engage with the technology.

01

Through their broker or advisor

An advisor allocates to GLDY the way they allocate to anything else, through Siebert, cleared through tZERO, reported in the statements their client already receives. The token is an implementation detail they never have to touch.

02

Exposure through swap

Structures that can now gain exposure without holding the token directly remove the operational objection that has gated the largest pools of gold capital.

03

Through the carry

Funds looking at the spread between GLDY and gold perpetual funding are buying a return, not a thesis. They do not need a view on tokenized gold as a category, which is exactly what makes this a useful entry point today.

The product an allocator buys is gold that pays them a yield, held by a custodian they already trust, tradeable around the clock. Everything else is our problem, not theirs.

PRODUCT & DESIGN

Making the product effortless to own.

The fastest way to convert interest into assets is to remove every step that makes someone hesitate.

KORI HANDY · VP, PRODUCT & DESIGN

Eighteen years designing fintech and payments products at PayPal, Microsoft and DraftKings, and founder and CEO of Kepler Savings. He joined us in May to own the experience end to end.

Why this is a priority, not a polish item

Every additional step between interest and a funded account is a place where an investor stops. For a first-of-its-kind product, that friction compounds, the buyer is already doing something unfamiliar. Reducing it is one of the highest-return things we can do with engineering time.

Onboarding	A rebuilt account-opening and accreditation flow, with fewer steps between arriving and being verified.
Funding	Multiple funding paths, USD, USDC, BTC, ETH or SOL, with instant liquidity to get in an out of the asset at any time.
Holdings and yield	A clear view of what you own, what it is worth, and every distribution you have received, in ounces and in dollars.
Institutional workflow	Purpose-built flows for advisors and custodians, who have different requirements from a direct investor.

The distribution is built. The experience is what converts it.

GLDY today: proven, paying and liquid.

1:1	Net asset value has tracked the gold price exactly as designed since launch
4	Yield distributions paid to holders, every one of them on schedule
27+ oz	Distributed to holders in additional gold, not in cash, and not funded by dilution
Monthly	Independent reserve attestation by EisnerAmper, plus an annual audit

ASSETS OUTSTANDING

3,096 oz	3,111 oz
Mar 31, 2026	Jun 30, 2026

Assets outstanding were broadly unchanged in the quarter. We are reporting this in ounces rather than dollars deliberately. You will get the ounce count every quarter from here.

The product is not the constraint. GLDY does everything we said it would, and we believe it remains the best gold asset available anywhere. The work of this quarter was clearing what stands between it and institutional capital.

ADOPTION

This market moves in steps, not on a slope.

Institutional allocation to a new asset class concentrates around the first mover, and then it accelerates.

WHAT THE CATEGORY LOOKS LIKE

Comparable tokenized products	Assets	Holders
Yield-bearing RWA peer A	$688M	**56**
Yield-bearing RWA peer B	$2.25B	**101**
Largest tokenized treasury fund	multi-$B	**~115**

The largest tokenized treasury fund in the world, run by the largest asset manager in the world, has roughly one hundred and fifteen holders. These are not products that failed. They are products where a very small number of decisions moved billions of dollars.

Wall Street rewards the fast follower

Allocators are not paid to be first into a new structure. They are paid to be early into a proven one. That is a rational institutional behavior, not a verdict on the asset.

Our partners are telling us the same thing

The consistent message from our brokerage and custody partners, including the Siebert network, is that a visible institutional allocation is the signal their clients are waiting for.

We have spent two quarters removing the reasons to wait

Custody, attestation, brokerage access, qualified custody and 24/7 liquidity are the things an allocator points to when they justify going first. They are now in place.

We expect the first institutional allocation to be the inflection. This is expected in Q3.
In a market this concentrated, the second and third orders follow much faster than the first.

Peer data per app.rwa.xyz and publicly available sources; management's view as at August 2026. Peer names withheld. Forward-looking; see disclaimers.

ADOPTION

The Gate Scoreboard

You asked which gates sit between an announced partnership and funded assets. Here they are, with status.

Gate	Why it blocks capital	Status
Legal wrapper and disclosure	Allocators will not take legal risk on structure	**Complete**
Physical custody	Institutions cannot allocate to what they cannot verify is held	**Complete**
Institutional digital custody	The token itself must sit somewhere they already trust	**Complete — three providers**
Independent reserve attestation	Diligence requires third-party verification, not our word	**Complete — monthly**
Secondary liquidity and market making	No allocator buys without a credible exit	**Complete**
Brokerage access	Advisors need to transact where they already work	**Live — Siebert, tZERO**
Qualified custody for RIAs and wealth	Wealth managers hold within existing frameworks	**Live — Inspira**
US retirement accounts	A very large pool of gold-allocating capital sits here	**In progress — Equity Trust**
Attestation track record	Institutions want history, not a first attestation	**Building — accrues monthly**
Accreditation barrier	Rule 506(c) excludes most of the world from buying	Removed by GLDC

We will republish this scoreboard, with every status change, at each quarterly update. You should hold us to the movement on this page rather than to a forecast.

GLDC: Permissionless gold, on a productive reserve.

Backed by GLDY, without the accreditation gate.

WHAT IT IS

- Issued by the independent Auriferous Foundation. Streamex acts as a servicer to the Foundation and is not the issuer
- Each GLDC is backed 1:1 by GLDY or other gold assets
- Permissionless, anyone, anywhere, no minimum, and no creation, redemption or transfer fees
- Monthly attestations, annual audit and a proof-of-reserve oracle

WHY IT MATTERS

- It is one reserve — GLDC assets are GLDY assets, so growth in GLDC is growth in the number you have been watching
- It opens the product beyond accredited investors, which is the single largest constraint on the buyer base today
- The reserve behind it is productive at 3.5%[1] through gold leasing. PAX Gold and Tether Gold sit on idle bullion
- That productivity funds servicing economics and ecosystem incentives — vaults, borrow-lend, liquidity depth

Every GLDC minted requires a GLDY minted. This is not a second product competing with the first — it is distribution for the first. And to be explicit: GLDC is not a yield-bearing instrument. The 3.5%[1] accrues to the reserve; it is not a distribution to GLDC holders.

(1) Source: rwa.xyz, reported as 30D APY for Streamex GLDY.

GLDC adds an entirely new revenue line to Streamex.

The same shape as a stablecoin issuer's business — with gold as the reserve asset instead of treasuries.

01

Someone buys GLDC

Capital comes in and GLDC is minted.

02

GLDY is minted behind it

The reserve is GLDY or other gold assets, backed 1:1 by physical gold.

03

The reserve earns 3.5%[1]

Because the reserve is GLDY, it is productive through gold leasing.

04

Streamex earns on GLDC growth & on the GLDY

Streamex benefits because GLDC AUM drives GLDY AUM. Reserve income accrues to the foundation.

Illustrative annual reserve income at a 3.5%[1] reserve rate

GLDC outstanding	$100M	$250M	$500M	$1B
Annual reserve income	$3.5M	$8.8M	$17.5M	$35.0M

Illustrative only. Not guidance or a forecast. Gross of costs, and before amounts applied to holder incentives and ecosystem programs.

THE COMPARISON

A stablecoin issuer earns the yield on the reserves backing its token. Holders are not paid it. That reserve income is the overwhelming majority of Circle's revenue, and it scales with supply at close to zero marginal cost.

(1) Source: rwa.xyz, reported as 30D APY for Streamex GLDY.

POSITIONING

GLDY, GLDC and the incumbents.

	GLDY	GLDC	PAXG / Tether Gold
Backing	Physical gold bullion, custodied with Asahi	GLDY, 1:1	Physical gold
Reserve productivity	**3.5% through gold leasing**	**Same reserve — productive**	Idle
Yield to holder	Yes — paid monthly in gold	No — funds ecosystem incentives, not a distribution	None
Who can hold	Accredited investors, Rule 506(c)	Anyone — permissionless	Anyone
Minimum	$25,000	None	None
Entry / exit fees	Per the offering documents	None	Creation and redemption fees
Secondary market	24/7 permissioned venue, T+0	24/7, centralized and decentralized exchanges	Secondary markets
On-chain ecosystem	Building	Native and incentivized	Minimal
Reserve verification	Monthly attestation, annual audit	Same reserve, plus proof-of-reserve oracle	Varies
Assets and holders today	**~3,111 oz**	Pre-launch	**~$1.9–$2.7B each; 39k–82k holders**

The incumbents have tens of thousands of holders and pay nothing. The yield-bearing products have the assets and almost no holders. Nobody has both, and that gap is exactly what these two products together are built to close.

Management's view of publicly available information as at August 2026. Peer asset and holder figures per app.rwa.xyz.

SEQUENCING

Depth before breadth.

01	**We said Q3 for silver, and we changed it**	In May we guided to a silver launch in the third quarter. With our strategic focus on ensuring the success of GLDY and GLDC, we have shifted our silver launch to 2027.
02	**It was a capital allocation decision**	The highest-return use of our engineering capacity and our balance sheet right now is depth on gold, GLDC, and the on-chain functionality around it: borrow-lend, vaults, liquidity.
03	**The rails make silver a launch decision**	The legal wrapper, the custody, the attestation process and the venue all exist and are proven. Launching silver is weeks of work rather than quarters, that optionality is exactly what the platform was for.
04	**Gold and GLDC have more upside per dollar of effort**	We would rather be the definitive product in one commodity than an early entrant in two.

MARKET

The market we are building into.

Tokenization has moved from pilot to allocation — and the institutions that set the agenda are already building.

$38.3B

on-chain today

Tokenized real-world assets excluding stablecoins, up from $11.8bn two years ago. Holders have grown to more than 1.7 million.

$16T

projected by 2030

BCG and ADDX estimate of tokenized illiquid assets by the end of the decade — roughly 10% of global GDP.

$146T

Total commodities market size

Statista estimates that the nominal value or global market size of the worldwide commodities market is projected to reach approximately $146.64 trillion in 2026.

The institutions that set the agenda are already live

BlackRock, Franklin Templeton, Apollo, WisdomTree	Live tokenized fund and asset programs
JPMorgan (Kinexys)	Tokenized deposits and collateral settlement in production
DTCC	Piloting tokenized settlement across Russell 1000 equities, index ETFs and Treasuries with 50+ firms
NYSE and Nasdaq	NYSE has announced a 24/7 tokenized securities venue; Nasdaq has filed to list tokenized equities

rwa.xyz as at 14 August 2026; BCG/ADDX, "Relevance of On-Chain Asset Tokenization in Crypto Winter"; World Gold Council; company announcements as reported in 2026. Third-party data not independently verified.

NEXT 90 DAYS

What to hold us to.

Deliberately short and deliberately specific.

01 **Convert the first institutional allocations into GLDY**

The priority above everything else. The first orders are what turn a proven product into a growing one.

02 **Onboard our first institutional partners as holders**

Named allocators on the register, not just on the distribution list.

03 **Launch initial liquidity bootstrapping for GLDC in Q3**

The founding holder base, built before the token exists.

04 **GLDC is launched once initial liquidity bootstrapping is complete**

Permissionless access, and a new revenue line for the Company.

05 **Complete the Equity Trust retirement integration**

A major distribution channel still in progress.

06 **Keep attesting and keep distributing, monthly**

Reserve attestations and yield distributions, without interruption.

The multi-year opportunity in front of this company is real. The way we earn the right to it is the next ninety days.

Forward-looking. The timing of institutional allocations depends on third-party decisions outside the Company's control. See disclaimers.

Questions

Please feel free to ask management questions now live on the call, we also collected questions submitted ahead of the call and will work through them.